EQUIFIRST (GRAPHIC OMITTED)

GMAC RFC (GRAPHIC OMITTED)

New Issue Computational Materials

Part II of II

$690,017,000 (Approximate)

RAMP Series 2005-EFC2 Trust

Issuer

EquiFirst Corporation

Originator

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-EFC2

July 15, 2005

 GMAC RFC Securities (GRAPHIC OMITTED)

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

Aggregate Collateral Summary

Summary	Total	Minimum	Maximum
Aggregate Current Principal Balance	$713,568,936.05	$17,117.10	$750,000.00
Number of Mortgage Loans	4,357

Average Current Principal Balance	$163,775.29
Weighted Average Original Loan-to-Value	86.10%	20.00%	100.00%
Weighted Average Mortgage Rate	7.01%	5.20%	11.00%
Weighted Average Net Mortgage Rate	6.53%	4.68%	10.45%
Weighted Average Note Margin	5.58%	3.80%	8.55%
Weighted Average Maximum Mortgage Rate	12.96%	11.20%	15.95%
Weighted Average Minimum Mortgage Rate	6.96%	5.20%	9.95%
Weighted Average Term to Next Rate Adjustment Date (months)	23	16	36
Weighted Average Remaining Term to Stated Maturity (months)	357	118	360
Weighted Average Credit Score	631	520	816

Weighted Average reflected in Total
		Percent of Cut-off Date
	Range	Principal Balance
Product Type	Hybrid ARM	88.37%
	Fixed	11.63%

Lien	First	99.90%
	Second	0.10%

Property Type	Single Family (detached)	88.29%
	Townhouse/rowhouse	4.02%
	Condo under 5 stories	4.76%
	Detached PUD	0.85%
	Attached PUD	0.07%
	Two-to-four family units	1.88%

Occupancy Status	Primary Residence	97.31%
	Second/Vacation	0.80%
	Non-Owner Occupied	1.88%

Documentation Type	Full Documentation	77.70%
	Reduced Documentation	22.30%

Interest Only Percentage		22.96%

Loans with Prepayment penalties		75.58%

Loans serviced by Homecomings		100.00%

Lien Position of the Aggregate Loans
Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	4,339	$ 712,840,578	99.90%	$ 164,287	631	86.08%
Second Lien	18	728,358	0.10	40,464	670	99.78
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Product Type of the Aggregate Loans
Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed	618	$ 83,018,022	11.63%	$ 134,333	652	87.88%
Hybrid Arm	3,739	630,550,914	88.37	168,642	629	85.86
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Score Distribution of the Aggregate Loans
Credit Score	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
520 - 539	170	$ 23,270,286	3.26%	$ 136,884	80.62%
540 - 559	265	39,436,586	5.53	148,817	81.73
560 - 579	337	55,050,386	7.71	163,354	83.20
580 - 599	518	81,389,378	11.41	157,122	83.85
600 - 619	666	104,847,330	14.69	157,428	84.97
620 - 639	664	111,177,293	15.58	167,436	87.56
640 - 659	638	104,559,631	14.65	163,887	86.52
660 - 679	432	75,707,380	10.61	175,249	87.38
680 - 699	233	40,403,811	5.66	173,407	87.72
700 - 719	170	30,627,562	4.29	180,162	91.01
720 - 739	113	19,960,482	2.80	176,641	91.67
740 - 759	71	13,233,848	1.85	186,392	92.34
760 or Greater	80	13,904,963	1.95	173,812	89.27
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	86.10%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 631
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Mortgage Loan Principal Balances of the Aggregate Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	1,091	$ 83,866,790	11.75%	$ 76,871	622	86.20%
100,001 to 200,000	2,186	317,973,047	44.56	145,459	629	86.57
200,001 to 300,000	712	172,527,030	24.18	242,313	636	85.16
300,001 to 400,000	257	87,167,681	12.22	339,174	635	86.49
400,001 to 500,000	93	41,888,227	5.87	450,411	641	85.93
500,001 to 600,000	15	8,091,773	1.13	539,452	657	83.68
600,001 to 700,000	2	1,304,389	0.18	652,194	649	87.02
700,001 to 800,000	1	750,000	0.11	750,000	634	75.00
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $163,775
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Net Mortgage Rates of the Aggregate Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	10	$ 2,413,419	0.34%	$ 241,342	675	79.28%
5.000 - 5.499	255	55,622,723	7.80	218,128	651	80.62
5.500 - 5.999	703	142,233,407	19.93	202,323	646	82.01
6.000 - 6.499	997	178,690,801	25.04	179,228	637	85.46
6.500 - 6.999	932	147,340,863	20.65	158,091	635	86.98
7.000 - 7.499	753	107,669,158	15.09	142,987	615	89.80
7.500 - 7.999	329	40,139,430	5.63	122,004	602	91.63
8.000 - 8.499	237	26,124,210	3.66	110,229	585	92.82
8.500 - 8.999	85	8,649,879	1.21	101,763	579	93.10
9.000 - 9.499	45	4,279,858	0.60	95,108	564	92.06
9.500 - 9.999	4	186,476	0.03	46,619	606	97.51
10.000 - 10.499	7	218,710	0.03	31,244	607	92.51
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 6.5253% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Rates of the Loans of the Aggregate Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	14	$ 3,382,691	0.47%	$ 241,621	672	80.15%
5.500 - 5.999	307	67,667,011	9.48	220,414	657	80.79
6.000 - 6.499	661	129,168,529	18.10	195,414	644	81.83
6.500 - 6.999	1,130	202,496,037	28.38	179,200	638	85.19
7.000 - 7.499	767	119,588,652	16.76	155,917	634	87.55
7.500 - 7.999	804	115,039,948	16.12	143,085	615	90.07
8.000 - 8.499	270	33,088,568	4.64	122,550	598	91.76
8.500 - 8.999	253	28,898,456	4.05	114,223	585	92.99
9.000 - 9.499	89	8,925,854	1.25	100,290	576	93.04
9.500 - 9.999	51	4,908,002	0.69	96,235	568	92.33
10.000 - 10.499	4	173,213	0.02	43,303	602	88.31
10.500 - 10.999	5	138,645	0.02	27,729	619	99.44
11.000 - 11.499	2	93,328	0.01	46,664	597	100.00
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 7.0099% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Loan-to-Value of the Aggregate Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	47	$ 4,939,705	0.69%	$ 105,100	605
50.01 - 55.00	22	3,394,365	0.48	154,289	615
55.01 - 60.00	38	5,483,563	0.77	144,304	605
60.01 - 65.00	50	8,224,010	1.15	164,480	593
65.01 - 70.00	120	20,671,206	2.90	172,260	599
70.01 - 75.00	129	23,735,837	3.33	183,999	608
75.01 - 80.00	1,473	243,459,794	34.12	165,282	636
80.01 - 85.00	409	70,310,730	9.85	171,909	605
85.01 - 90.00	732	128,799,237	18.05	175,955	613
90.01 - 95.00	436	71,407,067	10.01	163,778	633
95.01 - 100.00	901	133,143,423	18.66	147,773	668
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 86.10%
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Geographical Distributions of Mortgaged Properties of the Aggregate Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Alabama	87	$ 9,957,492	1.40%	$ 114,454	622	89.19%
Arizona	170	27,396,171	3.84	161,154	627	85.40
Arkansas	20	2,239,726	0.31	111,986	637	93.92
California	307	87,365,862	12.24	284,579	635	81.53
Colorado	108	21,478,784	3.01	198,878	638	85.20
Connecticut	28	5,841,370	0.82	208,620	642	87.36
Delaware	33	5,866,596	0.82	177,776	627	86.38
Florida	303	49,452,980	6.93	163,211	633	84.62
Georgia	134	20,805,202	2.92	155,263	641	86.81
Idaho	22	3,271,289	0.46	148,695	632	84.91
Illinois	285	47,013,074	6.59	164,958	626	86.27
Indiana	116	11,627,092	1.63	100,234	618	88.99
Iowa	45	5,100,468	0.71	113,344	626	90.43
Kansas	39	4,302,924	0.60	110,331	633	88.06
Kentucky	47	4,839,273	0.68	102,963	625	88.65
Louisiana	58	7,453,574	1.04	128,510	620	88.66
Maine	60	7,898,433	1.11	131,641	647	87.25
Maryland	256	55,635,720	7.80	217,327	626	84.65
Massachusetts	50	11,958,031	1.68	239,161	638	84.45
Michigan	204	29,592,650	4.15	145,062	637	87.17
Minnesota	62	12,323,207	1.73	198,761	652	87.60
Mississippi	33	4,208,578	0.59	127,533	616	90.92
Missouri	101	11,481,498	1.61	113,678	626	90.15
Nebraska	9	1,264,756	0.18	140,528	652	86.94
Nevada	102	22,540,122	3.16	220,982	632	83.23
New Hampshire	34	6,761,652	0.95	198,872	635	87.11
New Jersey	41	7,976,804	1.12	194,556	636	88.86
New Mexico	35	5,265,706	0.74	150,449	619	85.69
New York	59	8,506,542	1.19	144,179	631	84.29
North Carolina	173	20,858,315	2.92	120,568	626	88.31
Ohio	144	17,464,654	2.45	121,282	635	88.81
Oklahoma	51	4,550,016	0.64	89,216	613	90.68
Oregon	53	9,050,571	1.27	170,765	637	84.74
Pennsylvania	233	30,752,255	4.31	131,984	628	88.59
Rhode Island	19	4,387,474	0.61	230,920	640	87.48
South Carolina	74	8,982,251	1.26	121,382	629	89.24
South Dakota	6	647,587	0.09	107,931	662	90.28
Tennessee	136	16,707,823	2.34	122,852	629	93.38
Texas	118	13,180,905	1.85	111,703	625	83.63
Utah	48	7,951,107	1.11	165,648	635	82.84
Vermont	4	821,474	0.12	205,369	603	82.30
Virginia	252	47,641,898	6.68	189,055	629	87.42
Washington	90	17,091,199	2.40	189,902	640	84.88
Wisconsin	102	13,230,029	1.85	129,706	631	89.29
Wyoming	6	825,803	0.12	137,634	639	90.07
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Loan Purpose of the Aggregate Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,751	$ 264,188,010	37.02%	$ 150,878	647	86.85%
Rate/Term Refinance	652	106,187,014	14.88	162,864	629	85.57
Equity Refinance	1,954	343,193,911	48.10	175,637	620	85.68
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Loan Documentation Types of the Aggregate Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	3,533	$ 554,420,510	77.70%	$ 156,926	626	87.14%
Reduced Documentation	824	159,148,426	22.30	193,141	651	82.46
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Occupancy Type of the Aggregate Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	4,219	$ 694,398,452	97.31%	$ 164,588	631	86.23%
Second/Vacation	33	5,743,463	0.80	174,044	690	82.47
Non-Owner Occupied	105	13,427,021	1.88	127,876	655	80.81
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgaged Property Types of the Aggregate Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	3,848	$ 630,007,610	88.29%	$ 163,723	631	86.06%
Townhouse	174	28,658,118	4.02	164,702	625	86.47
Condo-Low-Rise(Less than 5 stories)	223	33,983,853	4.76	152,394	650	86.93
Planned Unit Developments (detached)	28	6,083,307	0.85	217,261	639	87.28
Planned Unit Developments (attached)	5	518,597	0.07	103,719	652	89.03
Two-to-four family units	73	13,404,945	1.88	183,629	632	84.63
Leasehold	6	912,506	0.13	152,084	629	81.47
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Grades of the Aggregate Loans
Aggregate Credit Grade	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	1,899	$ 328,691,983	46.06%	$ 173,087	652	82.69%
AX	99	16,749,652	2.35	169,188	608	81.78
AM	482	81,547,660	11.43	169,186	601	82.73
B	280	46,715,828	6.55	166,842	574	81.24
C	251	38,433,123	5.39	153,120	551	81.39
CM	185	26,726,678	3.75	144,469	542	77.90
Alternet Exceptions	1,161	174,704,012	24.48	150,477	656	98.07
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Prepayment Penalty Terms of the Aggregate Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	177	$ 35,041,606	4.91%	$ 197,975	638	84.96%
24 Months	2,476	412,295,437	57.78	166,517	628	86.03
36 Months	604	90,941,485	12.74	150,565	649	87.35
None	1,095	174,267,479	24.42	159,148	630	85.80
Other	5	1,022,929	0.14	204,586	629	90.21
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
"Other" means not 12 months, 24 months, 36 months, and not more than 36 months.

Interest Only Terms of the Aggregate Loans
Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
None	3,635	$ 549,702,802	77.04%	$ 151,225	624	85.91%
24 Months	4	839,200	0.12	209,800	664	80.00
60 Months	718	163,026,934	22.85	227,057	655	86.74
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Note Margins of the Aggregate Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	618	$ 83,018,022	11.63%	$ 134,333	652	87.88%
3.500 - 3.999	6	1,624,449	0.23	270,741	673	81.13
4.000 - 4.499	161	35,946,672	5.04	223,271	655	79.87
4.500 - 4.999	607	122,635,063	17.19	202,035	648	81.16
5.000 - 5.499	840	155,770,714	21.83	185,441	640	84.32
5.500 - 5.999	794	133,142,949	18.66	167,686	631	87.50
6.000 - 6.499	575	89,693,203	12.57	155,988	610	88.76
6.500 - 6.999	363	47,656,610	6.68	131,285	599	91.69
7.000 - 7.499	234	27,117,148	3.80	115,885	582	92.24
7.500 - 7.999	105	11,487,447	1.61	109,404	572	92.96
8.000 - 8.499	47	4,937,225	0.69	105,047	561	91.18
8.500 - 8.999	7	539,433	0.08	77,062	548	92.57
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 5.5834% per annum.

Maximum Mortgage Rates of the Aggregate Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	618	$ 83,018,022	11.63%	$ 134,333	652	87.88%
11.000 - 11.999	308	68,152,048	9.55	221,273	656	80.77
12.000 - 12.999	1,641	308,157,073	43.19	187,786	639	83.92
13.000 - 13.999	1,235	188,830,181	26.46	152,899	618	88.81
14.000 - 14.999	441	53,674,736	7.52	121,711	584	91.71
15.000 - 15.999	114	11,736,875	1.64	102,955	566	92.29
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 12.9624% per annum.

Minimum Mortgage Rates of the Aggregate Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	618	$ 83,018,022	11.63%	$ 134,333	652	87.88%
5.000 - 5.999	308	68,152,048	9.55	221,273	656	80.77
6.000 - 6.999	1,641	308,157,073	43.19	187,786	639	83.92
7.000 - 7.999	1,235	188,830,181	26.46	152,899	618	88.81
8.000 - 8.999	441	53,674,736	7.52	121,711	584	91.71
9.000 - 9.999	114	11,736,875	1.64	102,955	566	92.29
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 6.9624% per annum

Next Interest Rate Adjustment Date of the Aggregate Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	618	$ 83,018,022	11.63%	$ 134,333	652	87.88%
November 2006	4	624,905	0.09	156,226	592	90.58
January 2007	1	105,511	0.01	105,511	645	100.00
February 2007	3	445,464	0.06	148,488	636	95.00
March 2007	6	1,077,835	0.15	179,639	648	91.18
April 2007	77	11,872,475	1.66	154,188	632	87.76
May 2007	1,240	202,216,343	28.34	163,078	631	84.24
June 2007	2,238	380,586,743	53.34	170,057	626	86.64
July 2007	18	3,780,775	0.53	210,043	652	95.38
November 2007	1	46,087	0.01	46,087	675	90.00
April 2008	5	769,928	0.11	153,986	624	86.72
May 2008	67	13,339,165	1.87	199,092	655	80.99
June 2008	78	15,258,183	2.14	195,618	649	86.84
July 2008	1	427,500	0.06	427,500	715	100.00
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 23

Back End Debt to Income Ratio
Category	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or Less	75	$ 11,349,588	1.59%	$ 151,328	629	83.49%
20.01 - 25.00	172	23,892,477	3.35	138,910	629	83.39
25.01 - 30.00	273	39,053,440	5.47	143,053	624	85.14
30.01 - 35.00	496	72,471,463	10.16	146,112	629	85.57
35.01 - 40.00	627	99,617,026	13.96	158,879	635	85.99
40.01 - 45.00	973	163,443,899	22.91	167,979	634	85.96
45.01 - 50.00	1,515	260,241,946	36.47	171,777	631	86.74
50.01 - 55.00	223	42,830,738	6.00	192,066	629	87.18
55.01 - 60.00	3	668,358	0.09	222,786	589	65.57
Total:	4,357	$ 713,568,936	100.00%	$ 163,775	631	86.10%

As of the cut-off date, the weighted average back end debt to income ratio for the mortgage loans will be approximately 41.94%.